UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                                October 18, 2004

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-21419                  25-2753988
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1010 Northern Boulevard
                               Great Neck, New York       11021

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 829-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Index to Current Report on Form 8-K
                            of clickNsettle.com, Inc.
                                October 18, 2004

Item                                                                        Page
----                                                                        ----

Item 1.01        Entry into a Material Definitive Agreement                   3

Item 9.01        Financial Statements and Exhibits                            3

                 Signatures                                                   4


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

Item 1.01 Entry into a Material Definitive Agreement

On October 18, 2004, clickNsettle.com, Inc. (the "Company") entered into a definitive asset purchase agreement (the "Asset Purchase Agreement") with National Arbitration and Mediation, Inc., a company affiliated with the Company's Chief Executive Officer, Roy Israel, pursuant to which the buyer would acquire the assets and assume all the current and future liabilities of the Company's dispute resolution business. Following the closing of the transaction, it is anticipated that the Company will retain a minimum of $200,000 in cash less the costs associated with the sale of the dispute resolution business. The Asset Purchase Agreement and the press release announcing the signing of the Asset Purchase Agreement are attached hereto as Exhibits 10.1 and 99.1, respectively; and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

      Exhibit Number Description

      10.1 Asset Purchase Agreement, dated October 18, 2004, by and between clickNsettle.com, Inc. and National Arbitration and Mediation, Inc.

      99.1 Press release announcing the signing of an Asset Purchase Agreement by the Company, dated October 18, 2004


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                  clickNsettle.com, Inc.


                  By: /s/ Roy Israel

                  Name: Roy Israel
                  Title: Chief Executive Officer and President


                  By: /s/ Patricia Giuliani-Rheaume

                  Name: Patricia Giuliani-Rheaume
                  Title: Chief Financial Officer and Vice President

Date: October 20, 2004


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